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                                                                    EXHIBIT 23.3

                               CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

MEDIQ Incorporated
Pennsauken, New Jersey

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Amendment No. 2 to Form S-1 of MEDIQ Incorporated of our report dated December 12, 1997, relating to the consolidated financial statements of CH Medical, Inc. and Subsidiaries which is contained in that Prospectus.

We also consent to the reference to us under the caption "Experts" in the Prospectus.

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
                                                           /s/ BDO SEIDMAN, LLP
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Dallas, Texas
October 19, 1998